EXHIBIT  99.1

COMMITMENT INCREASE AMENDMENT
TO REVOLVING CREDIT AGREEMENT

THIS COMMITMENT INCREASE AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), is made and entered into as of June 9, 2008, by and among RPC, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (collectively, the “Increasing Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Increasing Lenders, certain other financial institutions (together with the Increasing Lenders, the “Lenders”) and the Administrative Agent are parties to a certain Revolving Credit Agreement, dated as of September 8, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;

WHEREAS, the Borrower has requested that the Revolving Credit Commitments be increased by $46,500,000 pursuant to Section 2.22 of the Credit Agreement, and subject to the terms and conditions hereof, the Increasing Lenders are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Increasing Lenders and the Administrative Agent agree as follows:

1. Commitment Increase.  Each Increasing Lender agrees that its Revolving Credit Commitment is increased to the amount set forth opposite its name on Schedule I to this Amendment.  Each Increasing Lender waives any notice required under Section 2.22 in connection with such increase.

2. Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Increasing Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until the Administrative Agent shall have received (i) upfront fees in the amount of 0.10% of the increase in the Revolving Credit Commitments provided hereunder, to be applied pro rata among the Increasing Lenders, (ii) such other fees as the Borrower has previously agreed to pay the Administrative Agent or any of its affiliates in connection with this Amendment, (iii) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent), and (iv) each of the following documents:

(a)           executed counterparts to this Amendment from the Borrower, each of the Guarantors and the Increasing Lenders;

(b)           a favorable written opinion of counsel to the Borrower and the Guarantors, addressed to the Administrative Agent and Increasing Lenders, and covering such matters relating to this Amendment and the transactions contemplated therein as the Administrative Agent and the Increasing Lenders shall reasonably request; and

(c)           a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, attaching and certifying the resolutions of its boards of directors, authorizing the execution, delivery and performance of this Amendment and certifying the name, title and true signature of each officer of the Borrower or the Guarantor, as the case may be, executing the Amendment, confirming no changes have occurred to the articles of incorporation of the Borrower nor to the articles of incorporation or bylaws of such Guarantor, and attaching and certifying a current true and correct copy of the bylaws of the Borrower.

3.           Representations and Warranties.  To induce the Increasing Lenders and the Administrative Agent to enter into this Amendment, each Loan Party hereby represents and warrants to the Increasing Lenders and the Administrative Agent:

(a)           The Borrower and each of its Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect;

(b)           The execution, delivery and performance by each Loan Party of the Loan Documents to which it is a party are within such Loan Party’s organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member, action;

(c)           The execution, delivery and performance by the Borrower of this Agreement, and by each Loan Party of the other Loan Documents to which it is a party (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Parent or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, except Liens (if any) created under the Loan Documents;

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(d)           This Amendment has been duly executed and delivered for the benefit of or on behalf of each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(e)           After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

4.           Reaffirmation.  Each Guarantor consents to the execution and delivery by the Borrower of this Amendment and jointly and severally ratify and confirm the terms of the Guaranty Agreement with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrower to the Lenders or any other obligation of the Borrower, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrower, the Guaranty Agreement (i) is and shall continue to be a primary obligation of the Guarantors, (ii) is and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms.  Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the Guaranty Agreement.

5.           Effect of Amendment.  Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower to the Lenders and the Administrative Agent.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.           Governing Law.   This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Georgia and all applicable federal laws of the United States of America.

7.           No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.           Costs and Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

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9.           Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

10.           Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

11.           Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower and the Guarantors, by their respective authorized officers as of the day and year first above written.

BORROWER:

RPC, INC.

By: /s/ Richard A. Hubbell
Name: Richard A. Hubbell
Title: President and Chief Executive Officer

GUARANTORS:

PATTERSON SERVICES, INC.

By: /s/ Richard A. Hubbell
Name: Richard A. Hubbell
Title: President and Chief Executive Officer

CUDD PRESSURE CONTROL, INC.

By: /s/ Richard A. Hubbell
Name: Richard A. Hubbell
Title: President and Chief Executive Officer

CUDD PUMPING SERVICES, INC.

By: /s/ Richard A. Hubbell
Name: Richard A. Hubbell
Title: President and Chief Executive Officer

BRONCO OILFIELD SERVICES, INC.

By: /s/ Richard A. Hubbell
Name: Richard A. Hubbell
Title: President and Chief Executive Officer

[SIGNATURE PAGE TO RPC COMITMENT INCREASE AMENDMENT]

LENDERS:

SUNTRUST BANK, individually and as Administrative Agent

By: /s/ Robert Maddox
Name: Robert Maddox
Title: Director

[SIGNATURE PAGE TO RPC COMITMENT INCREASE AMENDMENT]

BANK OF AMERICA, N.A., as Lender

By: /s/ Shawn Janko
Name: Shawn Janko
Title: Senior Vice President

[SIGNATURE PAGE TO RPC COMITMENT INCREASE AMENDMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Anne L. Sayles
Name: Anne L. Sayles
Title: Senior Vice President

[SIGNATURE PAGE TO RPC COMITMENT INCREASE AMENDMENT]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By: /s/ Paul E. McLaughlin
Name: Paul E. McLaughlin
Title: Sen. V.P.

[SIGNATURE PAGE TO RPC COMITMENT INCREASE AMENDMENT]

WELLS FARGO BANK, N.A., as a Lender

By: /s/ James T. Wilkins, Jr.
Name: James T. Wilkins, Jr.
Title: Senior Vice President

[SIGNATURE PAGE TO RPC COMITMENT INCREASE AMENDMENT]

PNC BANK, formerly known as MERCANTILE-SAFE DEPOSIT & TRUST COMPANY, as a Lender

By: /s/ C. Douglas Sawyer
Name: C. Douglas Sawyer
Title: SVP

[SIGNATURE PAGE TO RPC COMITMENT INCREASE AMENDMENT]

Schedule I

INCREASED COMMITMENT AMOUNTS

Lender	Incremental Revolving Commitment Amount	Aggregate Revolving Commitment Amount
SunTrust Bank	$11,000,000	$66,000,000
Bank of America, N.A.	$10,000,000	$50,000,000
Wachovia Bank, National Association	$5,500,000	$33,000,000
Branch Banking and Trust Company	$12,500,000	$40,000,000
Wells Fargo Bank, N.A.	$5,000,000	$25,000,000
PNC Bank, formerly known as Mercantile Safe-Deposit & Trust Company	$2,500,000	$17,500,000

Schedule I - Page 1